SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.            )

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STANDARD PACIFIC CORP.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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1

STANDARD PACIFIC CORP.
15326 Alton Parkway
Irvine, California 92618-2338

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 15, 2002

The 2002 Annual Meeting of Stockholders of Standard Pacific Corp. will be held at the Four Seasons Hotel, 690 Newport Center Drive, Newport Beach, California 92660, on Wednesday, May 15, 2002 at 10:30 A.M., local time, for the following purposes:

(1)	To elect three directors, constituting Class II of the Board of Directors, to hold office for a three-year term;

(2)	To consider a proposal to amend the Company’s 2000 Stock Incentive Plan to increase the number of shares of the Company’s common stock issuable under the Plan; and

(3)	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on March 22, 2002 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any and all postponements and adjournments thereof.

In order to constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of a majority of all outstanding shares of common stock of the Company be present in person or be represented by proxy. Your attention is invited to the accompanying proxy statement. To assure your representation at the Annual Meeting, please date, sign and mail the enclosed proxy card for which a return envelope is provided. Alternatively, you may vote by telephone or the Internet, 24 hours a day, 7 days a week. Please follow the instructions printed on the enclosed proxy card. Stockholders who attend the Annual Meeting may vote in person even though they have previously mailed their proxy card or voted via telephone or the Internet.

By Order of the Board of Directors

CLAY A. HALVORSEN
Secretary

Irvine, California
March 29, 2002

PROXY STATEMENT

STANDARD PACIFIC CORP.
15326 Alton Parkway
Irvine, California 92618-2338

ANNUAL MEETING OF STOCKHOLDERS

MAY 15, 2002

GENERAL INFORMATION

This proxy statement is being mailed on or about March 29, 2002 in connection with the solicitation on behalf of the Board of Directors of Standard Pacific Corp., a Delaware corporation (the “Company”), of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 15, 2002, at the Four Seasons Hotel, 690 Newport Center Drive, Newport Beach, California 92660, at 10:30 A.M., local time, and at any and all postponements and adjournments thereof.

The entire cost of this solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing the proxy solicitation materials and all papers accompanying them. The Company may reimburse brokers or persons holding stock in their names or in the names of their nominees for their expenses in sending proxies and proxy material to beneficial owners. In addition to solicitation by mail, certain officers, directors and regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, e-mail or personally. The Company has engaged Mellon Investor Services, LLC to assist in the solicitation of proxies. The fee for such services will be approximately $5,500 plus reasonable expenses.

RECORD DATE AND VOTING

All voting rights are vested exclusively in the holders of the Company’s common stock, par value $.01 per share, each share of which is entitled to one vote. Only stockholders of record as of the close of business on March 22, 2002 are entitled to receive notice of and to vote at the meeting. As of March 22, 2002, the Company had outstanding a total of 29,477,174 shares of common stock. The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

The persons named in the accompanying proxy card will vote shares represented by all valid proxies in accordance with the instructions contained thereon. In the absence of instructions, shares represented by properly completed proxies will be voted:

•	FOR the election of the Class II directors of the Company designated herein as nominees (see “Election of Directors” at page 3 of this proxy statement); and

•	FOR approval of the amendment to the Company’s 2000 Stock Incentive Plan (see “Amendment to 2000 Stock Incentive Plan” at page 6 of this proxy statement).

Any stockholder may revoke his or her proxy at any time prior to its use by writing to the Secretary of the Company, by voting again via mail, telephone or the Internet, or by attending the meeting and casting his or her vote in person. A stockholder’s last vote will be the vote that is counted.

Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which a broker or nominee has physically indicated on the proxy or indicated electronically that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Under such circumstances, the broker non-vote will have no effect on the outcome of such matter.

Stockholders can vote by telephone by calling toll free 1-800-435-6710 from the U. S. or Canada, or via the Internet at www.eproxy.com/spf at anytime before 4 p.m. Eastern Time on May 14, 2002. Stockholders may call 1-201-329-8660 with questions regarding voting. Telephone and Internet voting is available 24 hours a day, 7 days a week. Telephone and Internet voting information is provided on the enclosed proxy card. Control numbers, located immediately below the electronic voting instructions on the proxy cards, are designed to verify stockholders’ identities and allow them to vote their shares and confirm that their voting instructions have been properly recorded.

Proposal No. 1

ELECTION OF DIRECTORS

The Board of Directors is divided into three classes, with each of the classes having three directors (subject to vacancies) and only one class being elected each year. In 2002, three directors are to be elected as Class II directors for a term of three years or until the election and qualification of their respective successors. The current Class II directors (whose terms expire on the date of the Annual Meeting) are Stephen J. Scarborough, Douglas C. Jacobs and Larry McNabb.

Nominees for Election

The Board of Directors has nominated each of the current Class II directors for election as Class II directors at the Annual Meeting. The following table sets forth information with respect to each nominee. The information set forth below as to each nominee has been furnished by the nominee.

Name and Present Position, if any, with the Company	Age	Class of Director	Period Served as Director or Executive Officer of the Company and Other Business Experience During the Past Five Years
Stephen J. Scarborough(1)(2) Chairman of the Board and Chief Executive Officer	53	Class II
Director since May 1996, Chief Executive Officer since January 2000, and Chairman of the Board since May 2001. Mr. Scarborough also served as President of the Company from October 1996 through May 2001. From January 1996 until October 1996, Mr. Scarborough served as Executive Vice President of the Company. Prior to this and since 1981, Mr. Scarborough was President of the Company’s Orange County, California homebuilding division.

Douglas C. Jacobs(1)(3)	61	Class II
Director since May 1998. Executive Vice President-Finance, Chief Financial Officer and Treasurer of the Cleveland Browns, a professional football team, since March 2001 and Vice President-Finance, Chief Financial Officer and Treasurer prior to this and since February 1999. Mr. Jacobs served as the Executive Vice President of Gucci Timepieces (America) Inc. from December 1997 to January 1999 and as President of the Severin Group (dba Gucci Timepieces) from April 1996 to November 1997. Prior to April 1996, Mr. Jacobs was a Partner of the accounting firm of Arthur Andersen LLP.

Larry McNabb(4)	53	Class II
Director since May 1999. President and Chief Executive Officer of Vicor, Inc., an e-business provider of advanced accounts receivable solutions, since December 2000. From April 1998 until December 2000, Mr. McNabb served as the President of Vicor Financial Services, a division of Vicor, Inc. From August 1997 until December 2000, Mr. McNabb also served as Chief Executive Officer of Primary Payment Systems, a payments risk management company. From August 1996 until March 1998, Mr. McNabb was an independent consultant to the financial industry. Prior to this time, and for a period of eleven years, Mr. McNabb served Bank of America in various capacities, including as Group Executive Vice President in charge of global payments from January 1995 to August 1996 and as Chief Executive Officer of Bank of America Texas from October 1992 to January 1995.

(1)	Member of the Nominating Committee of the Board of Directors.

(2)	Member of the Executive Committee of the Board of Directors.

(3)	Member of the Audit Committee of the Board of Directors.

(4)	Member of the Compensation Committee of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR CLASS II DIRECTOR. Assuming the presence of a quorum, directors will be elected by a plurality of the votes of the shares present and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of directors because such election is by a plurality vote. Unless instructed otherwise in the proxy, the persons named on the accompanying form of proxy will vote all proxies received by them in favor of election of the three nominees named above. The Board of Directors does not contemplate that any of its proposed nominees listed above will become unavailable for any reason, but if such unavailability should occur before the Annual Meeting, proxies will be voted for another nominee selected by the Board of Directors.

Other Directors

The following table sets forth certain information with respect to the other directors of the Company. The information as to each director has been furnished by the director.

Name and Present Position, if any, with the Company	Age	Class of Director	Term Expires	Period Served as Director or Executive Officer of the Company and Other Business Experience During the Past Five Years
Dr. James L. Doti(1)(2)	55	Class I	2004
Director since May 1995. President of Chapman University since 1991 and professor of economics since 1974. Dr. Doti founded the University’s Center for Economic Research in 1978 and was appointed the Donald Bren Distinguished Chair of Business and Economics in 1999. Dr. Doti is also a director of First American Corporation, a financial services company, Fleetwood Enterprises, Inc., a producer of manufactured housing and recreational vehicles, and Remedy Temp., Inc., a provider of temporary staffing services.

Keith D. Koeller(3)	45	Class I	2004	Director since May 1995. Since 1986, Mr. Koeller has served as a Partner of the law firm of Koeller, Nebeker, Carlson & Haluck LLP.

Andrew H. Parnes Senior Vice President–Finance and Chief Financial Officer	43	Class I	2004
Director since May 2001 and Senior Vice President–Finance of the Company since January 2001 and Vice President–Finance prior to this and since January 1997. In addition, Mr. Parnes has served as Chief Financial Officer of the Company since July 1996 and served as its Treasurer from January 1991 until May 2001. From December 1989 until July 1996, Mr. Parnes served as the Company’s Controller.

Michael C. Cortney(4) President	54	Class III	2003
Director since May 2000 and President of the Company since May 2001. Mr. Cortney served as Executive Vice President of the Company from January 2000 until May 2001, and Senior Vice President of the Company from January 1998 until December 1999. Mr. Cortney also served as President of the Company’s Northern California homebuilding division from 1985 until August 2000. Mr. Cortney joined the Company in 1982.

Ronald R. Foell(3)(4)	73	Class III	2003	Director since 1967 and President of the Company from 1969 until October 1996.

Name and Present Position, if any, with the Company	Age	Class of Director	Term Expires	Period Served as Director or Executive Officer of the Company and Other Business Experience During the Past Five Years

Jeffrey V. Peterson(1)	56	Class III	2003
Director since May 2000. Managing Director of Trust Company of the West since 1992 and Director International Marketing of Société Générale Asset Management, Paris, France since January 2002. From 1987 until 1992, Mr. Peterson was Managing Director of Investment Banking for Kidder Peabody & Co.

(1)	Member of the Compensation Committee of the Board of Directors.

(2)	Member of the Nominating Committee of the Board of Directors.

(3)	Member of the Audit Committee of the Board of Directors.

(4)	Member of the Executive Committee of the Board of Directors.

Proposal No. 2

AMENDMENT TO 2000 STOCK INCENTIVE PLAN

As of March 15, 2002, an aggregate of 169,150 shares of common stock remained available under the Company’s existing 1997 Employee Stock Incentive Plan, 2000 Stock Incentive Plan (the “2000 Plan”), and 2001 Non-Executive Officer Stock Incentive Plan for the grant of stock options or stock appreciation rights, for sale as restricted stock or for issuance pursuant to other stock-based incentives. The Board of Directors believes that such number of shares is insufficient to allow the Company to continue to make substantial use of stock-based incentives to attract, retain and motivate qualified employees, officers and non-employee directors. In order to increase the aggregate number of shares available for stock-based incentives, the Board approved an amendment and restatement of the 2000 Plan on January 22, 2002, to make available an additional 1,500,000 shares of the Company’s common stock for awards under the 2000 Plan (including awards of incentive stock options) and is submitting the amended and restated plan to the stockholders for their approval at the Annual Meeting. The only change between the 2000 Plan before and after the proposed amendment is the increase of 1,500,000 shares available for awards under the plan, including awards of incentive stock options.

The following is a description of the material features of the 2000 Plan. The description does not purport to be complete and is qualified in its entirety by reference to the full text of the amended 2000 Plan which is attached to this proxy statement as Appendix A and incorporated herein by reference. Stockholders are encouraged to read the text of the amended 2000 Plan in its entirety.

Description of Plan

Plan Purpose.    The purpose of the 2000 Plan is to enable the Company and its subsidiaries to attract, retain and motivate their directors, officers and other key employees, and to further align the interests of such persons with those of the stockholders of the Company by providing for or increasing the proprietary interest of such persons in the Company.

Eligible Participants.    Any person who is an employee or prospective employee of the Company or any of its subsidiaries and any non-employee director of the Company is eligible to be considered for the grant of awards under the 2000 Plan. Currently, approximately 1,100 employees are eligible to participate in the plan.

Awards.    The 2000 Plan authorizes the administrator of the plan to grant an award to eligible participants in the form of an option, an incentive bonus or incentive stock. An award may consist of one such form or two or more of them in tandem or in the alternative.

Stock Options.    The administrator of the plan may grant an option to purchase common stock of the Company, either from time to time in the discretion of the administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, or the satisfaction of an event or condition within the control of the recipient of the award or within the control of others. The options may be incentive stock options that qualify under Section 422 of the Internal Revenue Code (“Incentive Stock Options”) or nonstatutory stock options (“Nonqualified Stock Options”).

The purchase price per share of common stock subject to an option granted under the 2000 Plan shall equal or exceed 100% of the fair market value of such common stock on the date the option is granted, except that:

•
the exercise price of an option may be higher or lower in the case of options granted to an employee of a company acquired by the Company in assumption and substitution of options held by such employee at the time such company is acquired (“Substitution Options”);

•
in the event an eligible person is required to pay or forego the receipt of any cash amount in consideration of receipt of an option, the exercise price plus such cash amount shall equal or exceed 100% of the fair market value of such stock on the date the option is granted; and

•
in the case of Incentive Stock Options, the purchase price per share of common stock subject to each option granted under the plan shall equal or exceed 110% of the fair market value of such shares on the date the option is granted, for options granted to an individual who, at the time the option is granted to such individual under the plan, owns more than 10% of the combined voting power of all classes of stock of the Company.

However, in no event will the purchase price per share of common stock subject to an option intended to qualify as “performance based compensation” under Code Section 162(m) be less than 100% of the fair market value of such common stock on the date the option is granted.

Unless the administrator provides for a shorter period, the term of each option granted under the plan, including any Incentive Stock Options, will be 10 years from the date of its grant, except that Incentive Stock Options granted to an individual who, at the time the option is granted to such individual, owns more than 10% of the combined voting power of all classes of stock of the Company will have a term no greater than 5 years from the date of grant. Options granted under the plan shall vest as determined by the administrator, provided however, that no option other than non-employee director options and Substitution Options shall first become exercisable within one year from the date of grant, other than upon the death or disability of a participant or a Change of Control of the Company (as defined in the 2000 Plan).

The exercise price of an option shall be paid in the form of one of more of the following, as the administrator shall determine: (1) cash or certified or cashiers’ check, (2) shares of capital stock of the Company, (3) other property deemed acceptable by the administrator, (4) a reduction in the number of shares or other property otherwise issuable pursuant to such option or (5) any combination of the above.

Incentive Bonus.    An incentive bonus award is an award which confers upon the participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a specified performance period. The maximum amount payable pursuant to an incentive bonus award granted under the 2000 Plan for any fiscal year to any participant that is intended to satisfy the requirements for “performance based compensation” under Code Section 162(m) shall not exceed $5,000,000.

Incentive Stock.    Incentive stock is an award or issuance of shares of common stock of the Company the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as the administrator of the plan deems appropriate. The vesting shall be tied to certain performance criteria or time employed, which shall be over a period of not less than one year other than upon the death or disability of a participant or a Change of Control of the Company. The administrator shall determine the price, if any, at which shares of incentive stock shall be sold or awarded to a participant which may be below the fair market value of such shares at the date of grant or issuance.

Available Shares.    If the Company’s stockholders approve this proposal, the maximum number of shares of Company common stock that may be issued pursuant to awards granted under the 2000 Plan will increase from 1,000,000 (subject to adjustments to prevent dilution) plus the number of shares subject to awards that are cancelled, expire or forfeited under the Company’s 1991 Employee Stock Incentive Plan and 1997 Stock Incentive Plan after the expiration date of such plans, to 2,500,000 (subject to adjustments to prevent dilution) plus the number of shares subject to awards that are cancelled, expire or forfeited under the Company’s 1991 Employee Stock Incentive Plan and 1997 Stock Incentive Plan after the expiration date of such plans. As of March 15, 2002, awards covering 905,475 shares were outstanding under the 2000 Plan and 75,150 were available for grant under the plan. The Company’s 1991 Employee Stock Incentive Plan has expired and awards granted under such plan remain outstanding, therefore if such awards are cancelled, expire or are forfeited, the shares subject to such awards would be available for issuance under the 2000 Plan. No more than 15% of the shares available for grant under the 2000 Plan may be issued pursuant to incentive stock awards. In addition, if the Company’s stockholders approve this proposal, the maximum number of shares of Company common stock that may be issued pursuant to Incentive Stock Options granted under the 2000 Plan will increase from 1,000,000 to 2,500,000 (subject to adjustments to prevent dilution). The aggregate number of shares issued under the 2000 Plan will equal only the number of shares actually issued upon exercise or settlement of an award and will not include shares subject to awards that have been canceled, expired or forfeited, or shares subject to awards that have been delivered to the Company in payment or satisfaction of the purchase price, exercise price or tax withholding obligation of an award.

Tax Code Limitations.    For so long as grants under the plan are to be treated as “performance-based compensation” under Code Section 162(m) the aggregate number of shares subject to options granted under the plan during any calendar year to any one eligible person shall not exceed 300,000, and the aggregate number of shares issued or issuable under all awards granted under the plan, other than options, during any calendar year to any one eligible person shall not exceed 150,000, subject to antidilution adjustments that will not affect the status of any award intended to qualify as “performance based compensation” under Code Section 162(m). The aggregate fair market value (as of the date of grant) of shares for which one or more options granted by the Company to any one eligible person under the plan, or any other plan of the Company, may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the maximum value permitted under Code Section 422, and the aggregate number of shares that may be issued pursuant to the exercise of Incentive Stock Options granted under the plan shall not exceed 2,500,000, which number shall be subject to antidilution adjustment to the extent that such adjustment will not affect the status of any option intended to qualify as an Incentive Stock Option under Code Section 422.

Plan Administration.    The 2000 Plan is administered by a committee of the Board of Directors consisting of two or more directors, each of whom is (1) a “Non-Employee Director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act, and (2) is an “Outside Director” within the meaning of the regulations adopted under Section 162(m) of the Internal Revenue Code, provided however, that with respect to any award that is not intended to satisfy the conditions of Rule 16b-3 under the Securities Exchange Act or Section 162(m)(4)(c) of the Internal Revenue Code, the committee may appoint one or more separate committees composed of one or more directors of the Company (who may but need not be members of the Compensation Committee of the Company) and may delegate to any such subcommittees the authority to grant awards under the plan to eligible persons, to determine all terms of such awards, and to administer the plan or any aspect of it. The administrator has full and final authority to select the participants to receive awards and to grant such awards. Subject to the provisions of the 2000 Plan, the administrator has a wide degree of flexibility in determining the terms and conditions of awards and the number of shares to be issued pursuant thereto. The Board may amend, alter or discontinue the 2000 Plan or any agreement or other document evidencing an award made under the plan, but, except as provided pursuant to the anti- dilution adjustment provisions of the plan, no such amendment shall impair the rights of any participant, and no such amendment shall be made without the approval of the stockholders of the Company if it would:

(a)	increase the maximum number of shares of common stock for which awards may be granted;

(b)	increase the maximum awards that may be granted during any calendar year to any one eligible person;

(c)	reduce the price at which options may be granted below the price provided for in the plan;

(d)	reduce the exercise price of outstanding options;

(e)	extend the term of the plan;

(f)	change the class of persons eligible to participate in the plan; or

(g)	increase the number of shares that are eligible for non-option awards.

Change of Control.    The administrator may provide, either at the time an award is granted or thereafter, that a Change of Control of the Company (as defined in the 2000 Plan) shall have such effect as specified by the administrator, or no effect, as the administrator in its discretion provides.

Termination.    The 2000 Plan will terminate in 2010 unless the Board of Directors terminates it sooner.

Future Participation.    Participation in the 2000 Plan is in the discretion of the administrator. Accordingly, future participation by executive officers and other employees under the 2000 Plan is not determinable.

Federal Income Tax Treatment.    The following is a brief description of the federal income tax treatment that will generally apply to awards made under the 2000 Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of awards will depend on the specific nature of any such award.

Incentive Stock Options.    Stock Options granted under the 2000 Plan may qualify as Incentive Stock Options within the meaning of Section 422 of the Code. If an optionee exercises an Incentive Stock Option in accordance with its terms and does not dispose of the shares acquired within two years from the date of the grant of the Incentive Stock Option nor within one year from the date of exercise (the “Required Holding Periods”), an optionee generally will not be subject to regular federal income tax liability and the Company will not be entitled to any deduction, on either the grant or the exercise of an Incentive Stock Option. An optionee’s basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided an optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, an optionee’s gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of an optionee’s gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee’s basis in the shares.

If, however, an optionee disposes of the acquired shares at any time prior to the expiration of the Required Holding Periods, then (subject to certain exceptions), the optionee will recognize ordinary income at the time of such disposition which will equal the excess, if any, of the lesser of (1) the amount realized on such disposition or (2) the fair market value of the shares on the date of exercise, over the optionee’s basis in the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by an optionee. Any gain in excess of such ordinary income amount will be a short-term or long-term capital gain, depending on the optionee’s holding period. If an optionee disposes of such shares for less than the optionee’s basis in the shares, the difference between the amount realized and the optionee’s basis will be short-term or long-term capital loss, depending upon the holding period of the shares.

Nonqualified Stock Options.    In general, there are no tax consequences to the optionee or to the Company on the grant of a Nonqualified Stock Option, including non-employee director options. On exercise, however, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares as of the exercise date over the purchase price paid for such shares, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. Provided the shares received under a Nonqualified Stock Option are held as a capital asset, upon the subsequent disposition of the shares the optionee will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and his or her basis for the shares. The basis will be equal to the sum of the price paid for the shares and the amount of income realized upon exercise of the option. Any capital gain or loss to the optionee will be characterized as long-term or short-term, depending upon the holding period of the shares.

Restricted Stock.    Unless the recipient makes an election under Section 83(b) of the Code (an “83(b) Election”) within 30 days after the receipt of restricted stock, the recipient is not taxed and the Company is not entitled to a deduction until the restriction lapses, and at that time the recipient will recognize ordinary income equal to the difference between the then fair market value of the common stock and the amount, if any, paid by the recipient for the common stock, and the recipient’s tax basis in the common stock will be equal to the then fair market value of the common stock. If the recipient makes a timely 83(b) Election, the recipient will recognize ordinary income at the time of the election equal to the difference between the fair market value of the restricted stock on the date of grant and the amount, if any, paid by the recipient for the common stock, and the recipient’s tax basis in the common stock will equal the fair market value of the common stock on the grant date. Any subsequent sale of the common stock by the recipient generally will, depending upon the length of the holding period beginning just after the date the restriction on the common stock lapses or where an 83(b) Election is made just after the grant date, be treated as long or short term capital gain or loss equal to the difference between the sale price and the recipient’s tax basis. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient.

Other Awards.    In addition to the types of awards described above, the 2000 Plan authorizes certain other awards that may include payments in cash, Company common stock, or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment, and the Company will be entitled to a corresponding deduction. In general, the sale or grant of stock to a participant under the 2000 Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Code in the hands of the participant. (For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture.) In such case, the participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, paid for such stock. Stock that at the time of receipt by a participant is subject to a substantial risk of forfeiture and that is not transferable within the meaning of Code Section 83 generally will be taxed under the rules applicable to Restricted Stock as described above.

Miscellaneous Tax Issues.    The terms of awards granted under the 2000 Plan may provide for accelerated vesting or payment of an award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Code. Pursuant to these provisions, a participant will be subject to a 20% excise tax on any “excess parachute payments” and the Company will be denied any deduction with respect to such payment. Under current tax legislation and Treasury regulations, including Section 162(m) of the Internal Revenue Code, compensation paid to certain executive officers in excess of $1,000,000 in any fiscal year will not be deductible to the Company for federal income tax purposes unless such compensation qualifies as “performance-based compensation” or is otherwise exempt from such limits on deductibility. Options, stock grants and other payments are excluded from this rule if they qualify as performance-based compensation. Awards granted under the 2000 Plan are intended by the Company to satisfy the requirements for deductibility under Section 162(m), however, they may not so qualify given ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the Treasury regulations issued thereunder.

The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the Plan. Whether or not such withholding is required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to any income (whether or not that of an employee) attributable to transactions involving awards.

Board Recommendation

The Board of Directors believes that it is in the best interests of the Company and its stockholders to approve the amendment to the 2000 Plan to increase the total number of shares of common stock available for awards under the plan, including awards of incentive stock options, by 1,500,000 shares. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2000 STOCK INCENTIVE PLAN. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is necessary to approve the amendment to the 2000 Plan. As a result, abstentions will be treated as votes against the amendment to the 2000 Plan, whereas broker non-votes will have no effect on the outcome of the vote. Unless instructed otherwise in the proxy, the persons named on the accompanying form of proxy will vote all proxies in favor of the amendment to the 2000 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 1, 2002 (except as noted otherwise) regarding ownership of the Company’s shares of common stock by (1) each director and each executive officer of the Company named in the Summary Compensation Table, (2) all directors and executive officers as a group, and (3) each person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock. This table is based on information supplied to the Company by the executive officers, directors and principal stockholders and on Schedule 13Gs filed with the Securities and Exchange Commission.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Outstanding Shares **
Stephen J. Scarborough(2)	652,334	2.2%
Michael C. Cortney(3)	247,168	*
Andrew H. Parnes(4)	139,427	*
Clay A. Halvorsen(5)	91,668	*
Jari L. Kartozian(6)	34,299	*
Dr. James L. Doti(7)	12,000	*
Ronald R. Foell(8)	250,124	*
Douglas C. Jacobs(9)	12,000	*
Keith D. Koeller(10)	9,000	*
Larry McNabb(11)	12,000	*
Jeffrey V. Peterson(12)	8,000	*
Directors and Executive Officers As a Group (11 persons)(13)	1,502,020	4.9%
Arthur E. Svendsen(14)	2,800,000	9.5%
Berger Small Cap Value Fund(15)	1,800,000	6.1%
Dimensional Fund Advisors Inc.(16)	2,250,272	7.7%
FMR Corp.(17)	2,953,090	10.2%
Perkins, Wolf, McDonnell & Company(18)	3,337,550	9.6%

*	Less than one percent

**	Applicable percentage of ownership is based on 29,396,582 shares of the Company’s common stock outstanding on March 1, 2002.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise noted, and subject to applicable community property laws, each individual has sole voting and investment power with respect to the shares indicated. Shares of common stock subject to options currently exercisable or exercisable within 60 days after March 1, 2002, are deemed outstanding for computing the share amount and the percentage ownership of the person holding such stock options, but are not deemed outstanding for computing the percentage of any other person.

(2)	Includes 583,334 shares subject to options held by Mr. Scarborough which are exercisable within 60 days after March 1, 2002.

(3)	Includes 169,668 shares subject to options held by Mr. Cortney which are exercisable within 60 days after March 1, 2002.

(4)	Includes 135,667 shares subject to options held by Mr. Parnes which are exercisable within 60 days after March 1, 2002.

(5)	Includes 91,668 shares subject to options held by Mr. Halvorsen which are exercisable within 60 days after March 1, 2002.

(6)	Includes 31,334 shares subject to options held by Ms. Kartozian which are exercisable within 60 days after March 1, 2002.

(7)	Includes 9,000 shares subject to options held by Dr. Doti which are exercisable within 60 days after March 1, 2002.

(8)	Includes 14,000 shares subject to options held by Mr. Foell which are exercisable within 60 days after March 1, 2002.

(9)	Includes 12,000 shares subject to options held by Mr. Jacobs which are exercisable within 60 days after March 1, 2002.

(10)	Includes 9,000 shares subject to options held by Mr. Koeller which are exercisable within 60 days after March 1, 2002.

(11)	Includes 10,000 shares subject to options held by Mr. McNabb which are exercisable within 60 days after March 1, 2002.

(12)	Includes 8,000 shares subject to options held by Mr. Peterson which are exercisable within 60 days after March 1, 2002.

(13)	Includes 1,073,671 shares subject to options which are exercisable within 60 days after March 1, 2002.

(14)
Does not include 30,000 shares held beneficially and of record by Martha Ann Svendsen, Mr. Svendsen’s wife. Mr. Svendsen disclaims beneficial ownership of the shares held by his wife. The business address of Mr. Svendsen is 15326 Alton Parkway, Irvine, California 92618-2338.

(15)
Berger Small Cap Value Fund beneficially owns 1,800,000 shares of common stock of the Company, with respect to which it has shared voting and dispositive power. Perkins, Wolf, McDonnell & Company is the sub investment advisor delegated with investment and voting authority over such shares. The address of the Berger Small Cap Value Fund is 210 University Boulevard, Suite 900, Denver, Colorado 80206. This information is based on a Schedule 13G filed by the Berger Small Cap Value Fund on February 14, 2002.

(16)
The shares are owned by various investment advisory clients of Dimensional Fund Advisors Inc. (“Dimensional”), a registered investment advisor located at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, which possesses voting and/or investment power over the securities. Dimensional disclaims beneficial ownership of the shares. This information is based on a Schedule 13G filed by Dimensional with the Securities and Exchange Commission on February 12, 2002.

(17)
FMR Corp. beneficially owns, directly and through its affiliates (Fidelity Management and Research Company, and Fidelity Management Trust Company, each a wholly-owned subsidiary of FMR Corp., and Edward C. Johnson 3d, Chairman of FMR Corp., and members of his family), 2,953,090 shares of common stock of the Company with respect to which it has sole dispositive power and 1,057,710 shares with respect to which it possesses sole voting power. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. This information is based on a Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on February 14, 2002.

(18)
Perkins, Wolf, McDonnell & Company beneficially owns 3,337,550 shares of common stock of the Company, 46,900 shares with respect to which it has sole vesting and dispositive power, and 3,290,650 shares with respect to which it has shared voting and dispositive power. The address of Perkins, Wolf, McDonnell & Company is 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604. This information is based on a Schedule 13G filed by Perkins, Wolf, McDonnell & Company with the Securities and Exchange Commission on March 11, 2002.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Committees of the Board of Directors

During fiscal year 2001, the Board of Directors had standing Audit, Compensation, Nominating and Executive Committees. The current membership of each committee is as follows, with the chairman of the committee listed first.

Audit Committee	Compensation Committee	Nominating Committee	Executive Committee
Ronald R. Foell	Dr. James L. Doti	Stephen J. Scarborough	Stephen J. Scarborough
Douglas C. Jacobs	Larry McNabb	Dr. James L. Doti	Michael C. Cortney
Keith D. Koeller	Jeffrey V. Petersen	Douglas C. Jacobs	Ronald R. Foell

Audit Committee:  The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and has general responsibility for overseeing the system of internal controls and accounting and audit activities of the Company and its subsidiaries. The duties of the Audit Committee include (1) reviewing and updating the written Audit Committee charter on an annual basis, (2) reviewing prior to filing the Company’s annual financial statements and Annual Report on Form 10–K with management and the Company’s independent accountants, (3) reviewing with management and the independent accountants the quarterly financial statements and Quarterly Reports on Form 10-Q prior to filing, (4) recommending the selection of the accountants and approving the fees to be paid to the accountants, (5) reviewing the independence and effectiveness of the Company’s independent accountants, and their significant relationships with the Company, (6) overseeing the integrity of the Company’s financial reporting processes and considering and approving changes to these processes, (7) establishing, reviewing and updating a Code of Ethical Conduct and ensuring that management has established a system to enforce this Code, (8) reviewing legal compliance matters, and (9) performing any other actions that the Board of Directors deems appropriate. The Audit Committee held five meetings during 2001.

Compensation Committee:  The main functions of the Compensation Committee are to review and recommend compensation levels of persons designated as executive officers by the Board of Directors and to review and recommend stock options grants and other related matters pertaining to the executive officers. Additionally, the committee administers the Company’s Management Incentive Bonus Plan and stock incentive plans and, subject to the provisions of the plans, selects the employees to receive awards and determines the terms and conditions of such awards. The Compensation Committee held three meetings during 2001.

Nominating Committee:  The main functions of the Nominating Committee are to review and recommend candidates to fill vacancies on the Board of Directors, to recommend the slate of directors to be nominated by the Board for election by the stockholders at the annual meetings of stockholders and to review and make recommendations to the Board on management succession relating to the selection of the Chief Executive Officer and other executive officer positions. The Nominating Committee will consider proposals for nomination from stockholders that are made in writing to the Secretary, that are timely and that contain sufficient background information concerning the nominee to enable proper judgment to be made as to his or her qualifications. The Nominating Committee held one meeting during 2001.

Executive Committee:  The main functions of the Executive Committee are to exercise, between meetings of the Board of Directors, all of the powers of the Board, except those powers expressly reserved by applicable law to the Board, in the management and direction of the business and conduct of the affairs of the Company, subject to any specific directions given by the Board.

Board of Directors Meetings, Compensation and Attendance

During 2001, the Company’s Board of Directors held five meetings in addition to the committee meetings discussed above. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which he served.

Non-management directors of the Company receive an annual fee of $20,000 payable in quarterly installments and receive $1,000 for each Board meeting and annual stockholders meeting attended. In addition, each non-management director who is a member of a committee of the Board of Directors receives $1,000 for each committee meeting attended or $1,500 if he is the chairman of a committee.

In April 2001, each non-management director of the company received a grant of options to purchase 1,000 shares of common stock of the Company. In addition, as compensation for services in 2001, in January 2002, each non-management director received a grant of options to purchase 2,000 shares of common stock of the Company. Each option vests one year after the date of grant and is exercisable at the fair market value of the common stock on the date of grant.

Mr. Arthur E. Svendsen, who retired as Chairman of the Board on May 16, 2001, received a salary of $166,000 as compensation for his services as an executive officer of the Company from January 1, 2001 through May 16, 2001. Effective as of May 16, 2001, Mr. Svendsen was appointed Chairman Emeritus of the Company. Mr. Svendsen does not receive a salary for his services as Chairman Emeritus, however, as compensation for such services the Company has continued Mr. Svendsen’s health benefits and leased a vehicle for his use.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company’s Compensation Committee for the 2001 calendar year consisted of the following members of the Board of Directors: Dr. James L. Doti (Chairman), Larry McNabb, and Jeffrey V. Peterson. There are no compensation committee interlocks between the Company and other entities involving the Company’s executive officers and directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation of the Company’s named executive officers for 2001, as well as the total compensation paid to each such individual for the two previous years (or such shorter period that such individual served as an executive officer of the Company).

	Annual Compensation(A)			Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus(B) ($)	Securities Underlying Options (#)	All Other Compensation (C) ($)
Stephen J. Scarborough Chairman of the Board and Chief Executive Officer	2001 2000 1999	603,600 478,600 403,600	4,150,724 3,738,334 2,851,582	50,000 50,000 75,000	5,336 5,400 5,500

Michael C. Cortney President(D)	2001 2000	426,000 331,000	2,767,149 2,076,845	40,000 40,000	5,336 5,400

Andrew H. Parnes Senior Vice President–Finance and Chief Financial Officer	2001 2000 1999	319,200 259,200 239,200	485,000 450,000 300,000	20,000 15,000 30,000	5,336 5,400 5,500

Clay A. Halvorsen Senior Vice President, General Counsel and Secretary	2001 2000 1999	274,200 249,200 229,200	290,000 245,000 150,000	20,000 15,000 30,000	5,336 5,400 5,500

Jari L. Kartozian Vice President(D)	2001 2000	166,000 150,000	115,000 103,175	15,000 10,000	5,336 5,400

(A)
The amount of perquisites and other personal benefits received by each of the named executive officers for the years indicated did not exceed the lesser of $50,000 or 10 percent of the individual’s total annual salary and bonus for the year, which represents the threshold reporting requirement.

(B)	Bonuses represent amounts earned for the indicated year, although such amounts are paid in the subsequent year.

(C)
Includes the Company contributions to the Company’s 401(k) retirement plan which amounted to $5,000 per year. The balance of this amount, after deducting the Company’s 401(k) contributions, represents premiums on life insurance coverage paid by the Company.

(D)	Mr. Cortney and Ms. Kartozian each became an executive officer of the Company in January 2000.

OPTION GRANTS IN LAST FISCAL YEAR

The following table summarizes option grants to the Company’s named executive officers for fiscal year 2001 and the potential realizable value at certain assumed rates of stock price appreciation for the option term. These assumed rates are in accordance with the rules of the Securities and Exchange Commission and do not represent the Company’s estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Company’s common stock.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(A)(B)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)(C)	Expiration Date	Potential Relaizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(D)
					5%($)	10%($)
Stephen J. Scarborough	50,000	6.1%	16.50	2011	$518,838	$1,314,838
Michael C. Cortney	40,000	4.9%	16.50	2011	$415,070	$1,051,870
Andrew H. Parnes	20,000	2.4%	16.50	2011	$207,535	$525,935
Clay A. Halvorsen	20,000	2.4%	16.50	2011	$207,535	$525,935
Jari L. Kartozian	15,000	1.8%	16.50	2011	$155,651	$394,451

(A)	All options vest and become exercisable in increments of 33 1/3% per year beginning April 24, 2002.

(B)
All options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment. All of the options were granted under the Company’s 2000 Stock Incentive Plan. Under the terms of the Company’s 2000 Stock Incentive Plan, the compensation committee retains discretion, subject to plan limits, to modify certain of the terms of outstanding options, except that the compensation committee may not re-price options.

(C)
The exercise price for each option granted was the closing market price for the Company’s common stock on the date of grant. The exercise price may be paid in cash or by delivery of already owned shares or, with the consent of the Company, by offset of the underlying shares.

(D)	Potential gains are net of the option exercise price, but before taxes associated with exercise.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTIONS OUTSTANDING

The following table shows option exercises during 2001 and the number of unexercised options previously granted to the named executive officers which were exercisable and unexercisable at December 31, 2001.

	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at December 31, 2001(#)		Value of Unexercised In-the-Money Options at December 31, 2001($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen J. Scarborough	18,000	189,250	566,667	183,333	7,920,813	1,869,500
Michael C. Cortney	10,000	102,750	156,334	106,666	1,780,486	830,799
Andrew H. Parnes	3,000	38,100	132,000	55,000	1,605,240	473,850
Clay A. Halvorsen	—	—	85,001	49,999	860,951	412,249
Jari L. Kartozian	—	—	26,334	24,166	303,011	154,399

(1)	On December 31, 2001, the closing price of the Company’s common stock was $24.32 per share.

Employment Agreements

None of the named executive officers of the Company is a party to an employment contract. The officers of the Company are elected annually and serve at the discretion of the Board of Directors.

Change in Control Agreements

Each of the named executive officers is party to an agreement with the Company providing for payment of severance benefits to the employee in the event of termination of his or her employment in connection with a change of control of the Company. The severance benefits are payable if the Company terminates the employment of the employee without cause or the employee voluntarily terminates his or her employment for good reason (generally consisting of adverse changes in responsibilities, compensation, benefits or location of work place) within two years after a change of control or prior to and in connection with, or in anticipation of, such a change.

The severance benefits generally consist of (1) a lump sum payment equal to two times the employee’s annual base salary and two times his or her average annual bonus and incentive compensation determined over the three prior years; (2) acceleration of the date when outstanding stock options become exercisable; and (3) continuation for two years of the Company life, health and disability insurance (without an exclusion for pre-existing conditions), car allowance and any cash-in-lieu payments. The benefits will be increased to the extent the employee has to pay taxes associated with “excess parachute payments” under the Internal Revenue Code, such that the net amount received by the employee is equal to the total payments he or she would have received had the tax not been incurred. As Chief Executive Officer, Mr. Scarborough’s agreement provides for payments equal to three times his base salary and average annual bonus, and the continuation of benefits for three years.

In addition, each of the named executive officers has been granted options to purchase common stock of the Company under the Company’s 2000 Stock Incentive Plan. The Stock Option Agreement with respect to options granted pursuant to such plan provides that all such options shall vest and become immediately exercisable immediately prior to the date of a change of control of the Company.

CERTAIN TRANSACTIONS

Mr. Koeller, a director of the Company, is a partner with the law firm of Koeller, Nebeker, Carlson & Haluck LLP. The Company retained the law firm of Koeller, Nebeker, Carlson & Haluck LLP to provide legal services to the Company during 2001, and anticipates that it will continue to retain the law firm to provide legal services in 2002 as well.

The following reports of the Compensation Committee and Audit Committee and the stock performance graph that appears immediately after such reports shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

REPORT OF THE COMPENSATION COMMITTEE

To:  The Board of Directors

As members of the Compensation Committee we are responsible for reviewing and recommending compensation levels of persons designated as executive officers by the Board of Directors and reviewing and recommending stock option grants and other related compensation matters pertaining to the executive officers.

Overall Executive Compensation Philosophy

The compensation philosophy of the Company, which is endorsed by the Compensation Committee, is that a substantial portion of the annual compensation of each executive officer should be based upon the performance of the Company and a subjective evaluation of the contribution to that performance made by each executive officer. The performance related component of the compensation of the Chairman of the Board and Chief Executive Officer, and President, Messrs. Scarborough and Cortney, respectively, during the 2001 calendar year, was contingent upon the pre-tax operating results of the Company pursuant to the Company’s Management Incentive Bonus Plan (the “Bonus Plan”).

The Compensation Committee further believes executive compensation should attract and retain key employees and provide incentives to assist the Company in achieving strategic and financial goals which should ultimately enhance the value of the Company’s stock.

In that regard, executive compensation consists of three components: (1) base salary, (2) annual bonus based on the performance of the Company and the contribution to that performance made by each executive officer, and (3) longer-term incentives through the award of stock options under the Company’s stock option plans.

In general, when compared to other publicly-held companies in the homebuilding industry, the Compensation Committee believes that executives should receive a base salary that is generally competitive with those paid by publicly-held companies with consideration given to the executives’ experience, duties and responsibilities. The Compensation Committee believes the contingent portion of the executives’ compensation in the form of the annual bonus based on the Company’s consolidated operations for the year is an important component of compensation for the Chairman of the Board and Chief Executive Officer, and President.

To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. Some types of compensation payments and their deductibility (e.g. the difference between the option exercise price and market price of the Company’s stock on the date of exercise of non-qualified options) depend upon the timing of an executive’s vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee’s control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. For 2001, we believe that the salaries and bonuses paid to the executive officers were fully deductible by the Company. The Compensation Committee will consider various alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

The Company and the Compensation Committee currently do not endorse employment contracts and, therefore, none of the current executive officers of the Company is a party to an employment contract.

Annual Salary and Incentive Compensation Program

In reviewing the incentive compensation levels of the Chief Executive Officer and the Company’s four other named executive officers during 2001, the Compensation Committee has taken note of management’s ability to identify and acquire parcels of land in key markets, develop and design homes which respond to current market conditions, maintain access to public and private financing sources and manage the Company’s balance sheet, give overall management and strategic direction to the Company’s operations, and achieve certain strategic goals, including the identification and development of growth opportunities and the integration of recent acquisitions. The Compensation Committee believes that all of these factors contribute to the Company’s prospects for the future.

In consideration of the Compensation Committee’s policy of providing a significant portion of executive officers’ total compensation, when measured over a longer term basis spanning a business cycle, through annual bonuses to provide them with incentives to achieve the Company’s financial and operational goals and thereby increase stockholder value, the Compensation Committee recommended and the Board of Directors approved the following base salaries and bonuses for the named executive officers.

Chairman of the Board and Chief Executive Officer, and President

Base Salary

Messrs. Scarborough and Cortney earned base salaries of $600,000, and $420,000, respectively, for 2001. Based on the Committee’s subjective evaluation of the executives’ duties, responsibilities and performance, Mr. Scarborough’s base salary for 2002 was set at $720,000 and Mr. Cortney’s base salary for 2002 was set at $550,000.

Bonus Plan

Under the Company’s bonus formula for Mr. Scarborough set forth in the Bonus Plan as in effect for 2001, Mr. Scarborough received a bonus equal to 2.25% of the consolidated pre-tax operating results of the Company as a whole. Pursuant to the formula, Mr. Scarborough earned a bonus of $4,150,724 for 2001. Under the Bonus Plan, there is no maximum bonus which may be earned by any of the executives covered by the Plan.

Under the Company’s bonus formula for Mr. Cortney set forth in the Bonus Plan as in effect for 2001, Mr. Cortney received a bonus equal to 1.50% of the consolidated pre-tax operating results of the Company as a whole. Pursuant to the formula, Mr. Cortney earned a bonus of $2,767,149 for 2001.

Other Named Executives

The salaries of Mr. Parnes, Mr. Halvorsen and Ms. Kartozian for 2002 were set at $325,000, $285,000 and $175,000, respectively. The Compensation Committee prefers to award a discretionary bonus to these executives, and as a result they do not participate in the Bonus Plan. Mr. Parnes, Mr. Halvorsen and Ms. Kartozian received discretionary bonuses of $485,000, $290,000 and $115,000, respectively, for 2001.

Stock Option Plans

The Company does not offer a long-term cash incentive plan. To reward executives on a long-term basis, stock options have been granted to provide an important part of the equity link to stockholders. Options are granted at the market value of the Company’s stock on the date of grant and only have value if the Company’s stock price rises. In April 2001, Messrs. Scarborough, Cortney, Parnes, and Halvorsen and Ms. Kartozian were granted options to purchase 50,000, 40,000, 20,000, 20,000 and 15,000 shares of common stock, respectively. All of the foregoing option grants were made at exercise prices equal to the common stock’s closing price on the date of the grant.

COMPENSATION COMMITTEE
James L. Doti
Larry McNabb
Jeffrey V. Peterson

December 18, 2001

REPORT OF THE AUDIT COMMITTEE

To:  The Board of Directors

As members of the Audit Committee for the 2001 calendar year, we are responsible for representing the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and have general responsibility for overseeing the system of internal controls and accounting and audit activities of the Company and its subsidiaries. The Board of Directors has determined that each member of the Audit Committee is an independent director as defined under the rules of the New York Stock Exchange. The Board of Directors adopted a written Audit Committee Charter on May 18, 2000, which was amended on April 24, 2001. The amended Audit Committee Charter is attached to this proxy statement as Appendix B.

The Audit Committee has reviewed and discussed with management and the independent auditors the annual audited financial statements of the Company and the Annual Report on Form 10-K and the quarterly financial statements and Quarterly Reports on Form 10-Q. Management has the primary responsibility for the financial statements and the reporting process of the Company. Arthur Andersen LLP, the Company’s independent auditors, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

The Audit Committee has discussed with Andersen the matters required to be discussed by Statements on Auditing Standards No. 61 (Communication with Audit Committees). In addition, Andersen has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the committee discussed with Andersen their independence from the Company and its management. The Audit Committee also considered whether Andersen’s provision of non-audit services to the Company is compatible with Andersen’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Executive Committee of the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Ronald R. Foell
Douglas C. Jacobs
Keith D. Koeller

March 25, 2002

STOCK PRICE PERFORMANCE GRAPH

The following graph shows a five-year comparison of cumulative total returns to stockholders for the Company, with the Standard & Poor’s 500 Composite Stock Index and the Dow Jones Industry Group—Home Construction Index. The graph assumes reinvestment of all dividends.

Comparison Of Five Year Cumulative Total Stockholders’ Return
Among Standard Pacific Corp., The Standard & Poor’s 500 Composite Stock Index And
The Dow Jones Industry Group-Home Construction Index

The above graph is based upon common stock and index prices calculated as of year end for each of the last five calendar years. The Company’s common stock closing price on December 31, 2001 was $24.32 per share. On March 22, 2002, the Company’s common stock closed at $29.30 per share. The stock price performance of the Company’s common stock depicted in the graph above represents past performance only and is not necessarily indicative of future performance.

INFORMATION CONCERNING AUDITORS

Arthur Andersen LLP, Independent Public Accountants, have been the auditors for the financial statements of the Company for each year since the year ended December 31, 1968. As in prior years, a meeting of the Audit Committee will be held during the year, at which time a recommendation will be made as to the selection of the Company’s auditors for the current fiscal year. In this regard, the Audit Committee continues to monitor recent public disclosures regarding Andersen. Representatives of Andersen will be present at the 2002 Annual Meeting and they will be given an opportunity to make a statement if they desire to do so and will be available to respond to any appropriate questions from stockholders.

In addition to retaining Andersen to audit the consolidated financial statements for 2001, the Company and its subsidiaries retained Andersen to provide various consulting services in 2001. The aggregate fees billed for professional services by Andersen in 2001 for these various services were:

Audit fees:  Fees of $179,500 were billed for professional services rendered to the Company and its subsidiaries for the audit of the Company’s financial statements for fiscal 2001 and review of the financial statements included in the Company’s Forms 10-Q for fiscal 2001.

Financial information systems design and implementation fees:  No services were rendered by Andersen in connection with financial information systems design and implementation, and as a result no fees were billed with respect to such matters.

All other fees:  Fees of $203,953 were billed for other services, including tax services and services related to public securities offerings.

The Audit Committee considered the provision of the services listed above by Andersen and determined that the provision of such services was compatible with maintaining the independence of Andersen.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

Any eligible stockholder of the Company wishing to have a proposal considered for inclusion in the Company’s 2003 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of the Company on or before November 29, 2002. The Board of Directors of the Company will review new proposals from eligible stockholders which it receives by that date and will determine whether such proposals will be included in its 2003 proxy solicitation materials. A stockholder is eligible to present proposals to the Board of Directors if he or she is the record or beneficial owner of at least one percent or $2,000 in market value of securities entitled to be voted at the 2003 Annual Meeting and has held such securities for at least one year, and he or she continues to own such securities through the date on which the meeting is held.

According to the bylaws of the Company, in order for a stockholder proposal to be properly brought before any meeting of the stockholders, the stockholder must give notice of the proposal in writing to the Secretary of the Company not less than 90 days in advance of the meeting or, if later, the seventh day following the first public announcement of the date of the meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To the Company’s knowledge, all of the reports required under Section 16(a) of the Securities Exchange Act of 1934, during or with respect to the fiscal year ended December 31, 2001, were filed on a timely basis, except that each of the Section 16 officers and directors failed to timely file a Form 5 reporting a grant of stock options in April 2001 and Michael C. Cortney failed to timely file a Form 4 reporting an exercise of stock options in September 2001. Forms were subsequently filed with the Securities and Exchange Commission for these transactions.

FORM 10-K ANNUAL REPORT

Along with this proxy statement, the Company has provided each stockholder entitled to vote, a copy of its Annual Report to Stockholders. The Company will provide, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2001 (without the exhibits thereto) and/or a copy of the exhibits to its 2001 Form 10-K, upon the written or oral request of any stockholder or beneficial owner of common stock. Requests should be directed to the following address:

Clay A. Halvorsen
Secretary
Standard Pacific Corp.
15326 Alton Parkway
Irvine, California 92618-2338
(949) 789-1600

OTHER MATTERS

At the time of the preparation of this proxy statement, the Board of Directors of the Company was not aware of any other matters which would be presented for action at the Annual Meeting. Should any other matters properly come before the meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

By	Order of the Board of Directors

Cla	y A. Halvorsen
Sec	retary

Irvine, California
March 29, 2002

Appendix A

2000 STOCK INCENTIVE PLAN
OF
STANDARD PACIFIC CORP.
(as proposed to be amended)

SECTION 1.    PURPOSE OF PLAN

The purpose of this 2000 Stock Incentive Plan (this “Plan”) of Standard Pacific Corp., a Delaware corporation (the “Company”), is to enable the Company and its subsidiaries to attract, retain and motivate its directors, officers and other employees, and to further align the interests of such persons with those of the stockholders of the Company by providing for or increasing the proprietary interest of such persons in the Company.

SECTION 2.    ADMINISTRATION OF PLAN

2.1    Composition of Committee.    This Plan shall be administered by a committee of the Board of Directors consisting of two or more directors, each of whom is: (i) a “Non-Employee Director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as such rule may be amended from time to time, and (ii) an “Outside Director” as defined in the regulations adopted under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as such Code provision is amended from time to time (the “Committee”), as appointed from time to time by the Board of Directors. The Board of Directors shall fill vacancies on, and from time to time may remove or add members to, the Committee. The Committee shall act pursuant to a majority vote or unanimous written consent. The Board of Directors, in its discretion, may exercise any authority of the Committee under this Plan in lieu of the Committee’s exercise thereof. Notwithstanding the foregoing, with respect to any Award (as defined in Section 5.1) that is not intended to satisfy the conditions of Rule 16b-3 under the Exchange Act or Section 162(m)(4)(C) of the Code, the Committee may appoint one or more separate committees (any such committee, a “Subcommittee”) composed of one or more directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee(s) the authority to grant Awards under the Plan to Eligible Persons (as defined in Section 4), to determine all terms of such Awards, and/or to administer the Plan or any aspect of it. Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute agreements or other documents evidencing Awards made under this Plan or other documents entered into under this Plan on behalf of the Committee or the Company.

2.2    Powers of the Committee.    Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its discretion, in connection with the administration of this Plan, including, without limitation, the following:

(a)  to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; provided that, unless the Committee shall specify otherwise, for purposes of this Plan (i) the term “fair market value” shall mean, as of any date, the closing price for a Share (as defined in Section 3.1) reported for that date by the New York Stock Exchange (or such other stock exchange or quotation system on which Shares are then listed or quoted) or, if no Shares are traded on the New York Stock Exchange (or such other stock exchange or quotation system) on the date in question, then the closing price for the next preceding date for which Shares are traded on the New York Stock Exchange (or such other stock exchange or quotation system); and (ii) the term “Company” shall mean the Company and its subsidiaries and affiliates, unless the context otherwise requires;

(b)  to determine which persons are Eligible Persons, to which of such Eligible Persons, if any, Awards shall be granted hereunder and the timing of any such Awards, and to grant Awards;

(c) to determine the number of Shares subject to Awards and the exercise or purchase price of such Shares;

(d) to establish and verify the extent of satisfaction of any performance goals applicable to Awards;

(e) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical);

(f) to determine whether, and the extent to which, adjustments are required pursuant to Section 10;

(g) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

(h) to make all other determinations deemed necessary or advisable for the administration of this Plan.

2.3    Determinations of the Committee.    All decisions, determinations and interpretations by the Committee regarding this Plan shall be final and binding on all Eligible Persons and Participants (as defined in Section 4). The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select.

SECTION 3.    STOCK SUBJECT TO PLAN

3.1    Aggregate Limits.    The aggregate number of shares of the Company’s common stock, $.01 par value per share (“Shares”), issued pursuant to all Awards granted under this Plan shall not exceed 2,500,000 plus the number of shares subject to awards that are cancelled, expire or forfeited under the Company’s 1991 Employee Stock Incentive Plan and 1997 Stock Incentive Plan after the expiration date of such plans; provided that no more than 15% of such Shares may be issued pursuant to all Incentive Stock Awards (as defined in Section 5.1) granted under this Plan. Such limits shall be subject to adjustment as provided in Section 10. The Shares issued pursuant to this Plan may be Shares that either were reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

3.2    Tax Code Limits.    The aggregate number of Shares subject to Options granted under this Plan during any calendar year to any one Eligible Person shall not exceed 300,000. The aggregate number of Shares issued or issuable under all Awards granted under this Plan, other than Options, during any calendar year to any one Eligible Person shall not exceed 150,000. Notwithstanding anything to the contrary in this Plan, the foregoing Share limitations shall be subject to adjustment under Section 10 only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance based compensation” under Code Section 162(m). The foregoing limitations shall not apply to the extent that they are no longer required in order for compensation in connection with grants under this Plan to be treated as “performance-based compensation” under Code Section 162(m). The aggregate fair market value (as of the date of grant) of Shares for which one or more Options granted by the Company to any one Eligible Person under this Plan, or any other plan of the Company, may for the first time become exercisable as ISOs during any one calendar year shall not exceed the maximum value permitted under Code Section 422, and the number of Shares that may be issued pursuant to the exercise of ISOs granted under this Plan shall not exceed 2,500,000, which number shall be calculated and adjusted pursuant to Section 3.3 and Section 10 only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an ISO under Code Section 422.

3.3    Issuance of Shares.    For purposes of Section 3.1, the aggregate number of Shares issued under this Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award and shall not include Shares subject to Awards that have been canceled, expired or forfeited or Shares subject to Awards that have been delivered to the Company in payment or satisfaction of the purchase price, exercise price or tax withholding obligation of an Award.

SECTION 4.    PERSONS ELIGIBLE UNDER PLAN

Any person who is an employee or prospective employee of the Company or of any of its subsidiaries or affiliates and any director of the Company who is not an employee shall be eligible to be considered for the grant of Awards hereunder (an “Eligible Person”). A “Participant” is any current or former Eligible Person to whom an Award has been made and any person (including any estate) to whom an Award has been assigned or transferred pursuant to Section 9.1.

SECTION 5.    PLAN AWARDS

5.1    Award Types.    The Committee, on behalf of the Company, is authorized under this Plan to enter into certain types of written arrangements with Eligible Persons and to confer certain benefits on them. The following arrangements or benefits are authorized under this Plan if their terms and conditions are not inconsistent with the provisions of this Plan: Options, Incentive Bonuses and Incentive Stock. Such arrangements and benefits are sometimes referred to herein as “Awards.” The authorized types of arrangements and benefits for which Awards may be granted are defined as follows:

(a) Options: An option is a right granted under Section 6 (an “Option”) to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or terms and conditions or other document evidencing the Award (the “Option Document”). Options intended to qualify as Incentive Stock Options (“ISOs”) pursuant to Code Section 422 and Options not intended to qualify as ISOs (“Nonqualified Options”) may be granted under Section 6.

(b) Incentive Bonus: An incentive bonus is a bonus opportunity awarded under Section 7 (an “Incentive Bonus”) pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria as are specified in the agreement or other document evidencing the Award (the “Incentive Bonus Document”).

(c) Incentive Stock: Incentive stock is an award or issuance of Shares made under Section 8 (“Incentive Stock”), the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other document evidencing the Award (the “Incentive Stock Document”).

5.2    Grants of Awards.    An Award may consist of one such arrangement or benefit or two or more of them in tandem or in the alternative.

SECTION 6.    OPTIONS

The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Award or within the control of others.

6.1    Option Document.    Each Option Document shall contain provisions regarding (a) the number of Shares that may be issued upon exercise of the Option, (b) the purchase price of the Shares and the means of payment for the Shares, (c) the term of the Option, (d) such terms and conditions of exercisability as may be determined from time to time by the Committee, (e) restrictions on the transfer of the Option and forfeiture provisions and (f) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Committee. Option Documents evidencing ISOs shall contain such terms and conditions as may be necessary to qualify, to the extent determined desirable by the Committee, with the applicable provisions of Section 422 of the Code.

6.2    Option Price.    The purchase price per share of the Shares subject to each Option granted under this Plan shall equal or exceed 100% of the fair market value of such Shares on the date the Option is granted, except that (a) the exercise price of an Option may be higher or lower in the case of Options granted to an employee of a company acquired by the Company in assumption and substitution of options held by such employee at the time such company is acquired (“Substitution Options”), (b) if an Eligible Person is required to pay or forego the receipt of any cash amount in consideration of receipt of an Option, the exercise price plus such cash amount shall equal or exceed 100% of the fair market value of such Stock on the date the Option is granted, and (c) in the case of ISO grants, the purchase price per share of the Shares subject to each Option granted under this Plan shall equal or exceed 110% of the fair market value of such Shares on the date the Option is granted, for Options granted to an individual who, at the time the Option is granted to such individual under this Plan, owns more than 10% of the combined voting power of all classes of stock of the Company.

6.3    Option Term.    The term of each Option granted under this Plan, including any ISOs, shall be 10 years from the date of its grant, unless the Committee provides for a shorter period.

6.4    Option Vesting.    Options granted under this Plan shall be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Committee, except that no Option other than non-employee director options and Substitution Options shall first become exercisable within one (1) year from its date of grant, other than upon death or disability of the Eligible Person or upon a Change of Control (as defined in Section 11.2). The Committee shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to such performance requirements as deemed appropriate by the Committee. Subject to the limitation set forth in the first sentence of this Section 6.4, at any time after the grant of an Option the Committee may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

6.5    Termination of Employment or Service.    Subject to Section 11, upon a termination of a Participant’s employment prior to (i) the full vesting of an Option, the unvested portion of the Option shall be forfeited, unless the Committee in its discretion determines otherwise and (ii) any unexercised Options shall be subject to such procedures as the Committee may establish.

6.6    Payment of Exercise Price.    The exercise price of an Option shall be paid in the form of one of more of the following, as the Committee shall specify, either through the terms of the Option Document or at the time of exercise of an Option: (a) cash or certified or cashiers’ check, (b) shares of capital stock of the Company that have been held by the Participant for such period of time as the Committee may specify, (c) other property deemed acceptable by the Committee, (d) a reduction in the number of Shares or other property otherwise issuable pursuant to such Option or (e) any combination of (a) through (d).

6.7    No Option Repricing.    Without the approval of stockholders, the Company shall not reprice any Options. For purposes of this Plan, the term “reprice” shall mean lowering the exercise price of previously awarded Options within the meaning of Item 402(i) under Securities and Exchange Commission Regulation S–K (including canceling previously awarded Options and regranting them with a lower exercise price).

SECTION 7.    INCENTIVE BONUSES

Each Incentive Bonus Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a specified performance period.

7.1    Incentive Bonus Document.    Each Incentive Bonus Document shall contain provisions regarding (a) the target and maximum amount payable to the Participant as an Incentive Bonus, (b) the performance criteria and level of achievement versus the criteria that shall determine the amount of such payment, (c) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (d) the timing of any payment earned by virtue of performance, (e) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment, (f) forfeiture provisions and (g) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Committee. The maximum amount payable as an Incentive Bonus may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of an Incentive Bonus Award granted under this Plan for any fiscal year to any Participant that is intended to satisfy the requirements for “performance based compensation” under Code Section 162(m) shall not exceed $5,000,000.

7.2    Performance Criteria.    The Committee shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus Award, which criteria may be based on financial performance and/or personal performance evaluations. The Committee may specify the percentage of the target Incentive Bonus that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m). Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Bonus that is intended by the Committee to satisfy the requirements for “performance-based compensation” under Code Section 162(m) shall be a measure based on one or more Qualifying Performance Criteria (as defined in Section 9.2) selected by the Committee and specified at the time the Incentive Bonus Award is granted. The Committee shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any Incentive Bonus that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m).

7.3    Timing and Form of Payment.    The Committee shall determine the timing of payment of any Incentive Bonus. The Committee may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Participant to elect for the payment of any Incentive Bonus to be deferred to a specified date or event.

7.4    Discretionary Adjustments.    Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus Award on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee shall determine.

7.5    Termination of Employment.    Subject to Section 11, upon a termination of employment by a Participant prior to the vesting of or the lapsing of restrictions on Incentive Bonuses, the Incentive Bonus Awards granted to such Participant shall be forfeited, unless the Committee in its discretion determines otherwise.

SECTION 8.    INCENTIVE STOCK

Incentive Stock is an award or issuance of Shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment and/or performance conditions) and terms as the Committee deems appropriate.

8.1    Incentive Stock Document.    Each Incentive Stock Document shall contain provisions regarding (a) the number of Shares subject to such Award or a formula for determining such, (b) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (c) the period, if any, as to which performance shall be measured for determining achievement of performance or, if not subject to performance criteria, the period of continued employment upon which vesting of the Shares is subject, which period in any case (except in the event of death or disability of the Participant or upon a Change of Control) shall be not less than one year, (d) forfeiture, (e) transferability and (f) such further terms and conditions not inconsistent with this Plan as may be determined from time to time by the Committee.

8.2    Sale Price.    Subject to the requirements of applicable law, the Committee shall determine the price, if any, at which Shares of Incentive Stock shall be sold or awarded to an Eligible Person, which may vary from time to time and among Eligible Persons and which may be below the fair market value of such Shares at the date of grant or issuance.

8.3    Performance Criteria.    The grant, issuance, retention and/or vesting of each Share of Incentive Stock may but need not be subject to such performance criteria and level of achievement versus these criteria as the Committee shall determine, which criteria may be based on financial performance and/or personal performance evaluations. Notwithstanding anything to the contrary herein, the performance criteria for any Incentive Stock that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m) shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Incentive Stock Award is granted. To the extent necessary to qualify as performance-based compensation under Code Section 162(m), the Committee shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to issuance or vesting, as applicable, of any Incentive Stock that is intended to satisfy the requirements for performance-based compensation.

8.4    Discretionary Adjustments.    Notwithstanding satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under an Incentive Stock Award on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee shall determine.

8.5    Termination of Employment.    Subject to Section 11, upon a termination of employment by a Participant prior to the vesting of or the lapsing of restrictions on Incentive Stock, the unvested Incentive Stock Awards granted to such Participant shall be forfeited, unless the Committee in its discretion determines otherwise.

SECTION 9.    OTHER PROVISIONS APPLICABLE TO AWARDS

9.1    Transferability.    Unless the agreement or other document evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that the Award is transferable as provided hereunder, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution. The Committee may grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable to a member or members of the Participant’s “immediate family,” as such term is defined in Rule 16a-1(e) under the Exchange Act, or to a trust for the benefit solely of a member or members of the Participant’s immediate family, or to a partnership or other entity whose only owners are members of the Participant’s immediate family, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant, as modified as the Committee shall determine appropriate, and the transferee shall execute an agreement agreeing to be bound by such terms.

9.2    Qualifying Performance Criteria.    For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured over a specified time period, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before any one or more of interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) return on capital, (g) return on assets or net assets, (h) revenue, (i) income or net income, (j) operating income or net operating income, (k) operating profit or net operating profit, (l) operating margin or profit margin, (m) return on operating revenue, (n) market share, (o) overhead or other expense reduction, or (p) any other similar performance criteria. Prior to the grant of an Award, the Committee shall determine whether or not it shall appropriately adjust any evaluation of performance under the applicable Qualifying Performance Criteria with respect to an Award to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in

management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.

9.3    Dividends.    Unless otherwise provided by the Committee, no adjustment shall be made in Shares issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to their issuance under any Award. The Committee shall specify whether dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Award that on the record date for such dividends have not vested or been issued or that are subject to any restrictions or conditions.

9.4    Documents Evidencing Awards.    The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted, which for purposes of this Plan shall not be affected by the fact that an Award is contingent on subsequent stockholder approval of this Plan. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

9.5    Tandem Stock or Cash Rights.    Either at the time an Award is granted or by subsequent action, the Committee may, but need not, provide that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award.

9.6    Financing.    The Committee may in its discretion provide financing to a Participant in a principal amount sufficient to pay the purchase price of any Award and/or to pay the amount of taxes required by law to be withheld with respect to any Award. Any such loan shall be subject to all applicable legal requirements and restrictions pertinent thereto, including without limitation, Regulation U promulgated by the Federal Reserve Board. Neither the prior financing of another Participant, nor the grant of an Award to a Participant, shall obligate the Company or the Committee to provide any financing whatsoever in connection with such grant.

SECTION 10.    CHANGES IN CAPITAL STRUCTURE

10.1    Corporate Actions Unimpaired.    The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of common stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as herein expressly provided, (i) the issuance by the Company of shares of stock of any class (including any class of securities convertible into shares of stock of any class) for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than common stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of common stock subject to Awards theretofore granted or the purchase price per Share, unless the Committee shall determine in its discretion that an adjustment is necessary.

10.2    Adjustments Upon Certain Events.    If the outstanding shares of common stock or other securities of the Company, or both, for which the Award is then exercisable or as to which the Award is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the Committee may, and if such event occurs after a Change of Control, the Committee shall, appropriately and equitably adjust the number and kind of shares of common stock or other securities which are subject to the Plan (including limitations pursuant to the terms of the Plan) or subject to any Awards theretofore granted, and the exercise or settlement prices of such Awards, provided, however, that such adjustment shall be made only to the extent that such will not affect the status of any Award intended to qualify as an ISO or as “performance based compensation” under Section 162(m) of the Code. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a “Fundamental Change”), then thereafter upon any exercise of an Option theretofore granted, the Participant shall be entitled to purchase under such Option, in lieu of the number of shares of common stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of Shares as to which such Option is then exercisable. No fractional interests shall be issued under this Plan resulting from any adjustments.

SECTION 11.    CHANGE OF CONTROL

11.1    Definitions.    Unless the Committee provides otherwise,

For purposes of the Plan and Awards granted under the Plan, the term “Change of Control” shall mean:

(i)  any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or group of persons acting in concert (other than the Company or any subsidiary thereof or any employee benefit plan of the Company or any subsidiary thereof, or any underwriter in connection with a firm commitment public offering of the Company’s capital stock) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 of the Exchange Act except that a person shall also be deemed the beneficial owner of all securities which such person may have a right to acquire, whether or not such right is presently exercisable), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities ordinarily having the right to vote in the election of directors (“voting stock”);

(ii)  during any period subsequent to the effective date of this Plan, a majority of the members of the Board shall not for any reason be the individuals who at the beginning of such period constitute the Board or those persons who are nominated as new directors by a majority of the current directors or their successors who have been so nominated;

(iii)  there shall be consummated any merger, consolidation (including a series of mergers or consolidations), or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company (meaning assets representing fifty percent (50%) or more of the net tangible assets of the Company or generating fifty percent (50%) or more of the Company’s operating cash flow, in each case measured over the Company’s last four full fiscal quarters), or any other similar business combination or transaction, but excluding any business combination or transaction which would result in the voting stock of the Company immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) more than seventy percent (70%) of the combined voting power of the voting stock of the Company (or such surviving entity) outstanding immediately after giving effect to such business combination or transaction;

(iv)  the adoption of any plan or proposal for the liquidation or dissolution of the Company;

(v)  the occurrence of any other event that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A of the Exchange Act as in effect on the date hereof; or

(vi)  any other event specified by the Committee, regardless of whether at the time an Award is granted or thereafter.

11.2    Effect of Change of Control.    The Committee may provide, either at the time an Award is granted or thereafter, that a Change of Control shall have such effect as specified by the Committee, or no effect, as the Committee in its discretion may provide. Without limiting the foregoing, the Committee may but need not provide, either at the time an Award is granted or thereafter, that if a Change of Control occurs, then effective as of a date selected by the Committee, the Committee (which for purposes of the Changes in Control described in (i), (ii) and (iii) above shall be the Committee as constituted prior to the occurrence of such Change of Control) acting in its discretion without the consent or approval of any Participant, may effect one or more of the following alternatives or combination of alternatives with respect to all outstanding Awards (which alternatives may be conditional on the occurrence of such of the Changes in Control specified above and which may vary among individual Participants):

(i)  in the case of a Change of Control specified in clause (iii) of Section 11.1, accelerate the time at which Options then outstanding may vest or be exercised in full for a limited period of time on or before a specified date (which will permit the Participant to participate with the common stock received upon exercise of such Option in the event of a Change of Control specified in clause (iii) of Section 11.1) fixed by the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate,

(ii)  accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for their then remaining term,

(iii)  accelerate the vesting of Incentive Stock Awards, or

(iv)  require the mandatory surrender to the Company of outstanding Options or unvested Incentive Stock held by such Participant (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or not later than 60 days after such Change of Control, specified by the Committee, and in such event the Committee shall thereupon cancel such Options and unvested Incentive Stock and the Company shall pay to each Participant an amount of cash equal to the excess of the fair market value of the aggregate shares subject to such Option over the aggregate Option exercise price of such shares or the fair market value of the aggregate unvested shares of Incentive Stock, as applicable;

provided, however, the Committee shall not select an alternative (unless consented to by the Participant) that would result in the Participant’s owing any money by virtue of operation of Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall take such action, which is hereby authorized, to put such Participant in as close to the same position as such Participant would have been in had the selected alternative been made but without resulting in any payment by such Participant pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of the Participant, the Committee may in lieu of the foregoing make such provision with respect of any Change of Control as it deems appropriate.

SECTION 12.    TAXES

12.1    Withholding Requirements.      The Committee may make such provisions or impose such conditions as it may deem appropriate for the withholding or payment by a Participant of any taxes that the Committee determines are required in connection with any Award granted under this Plan, and a Participant’s rights in any Award are subject to satisfaction of such conditions.

12.2    Payment of Withholding Taxes.    Notwithstanding the terms of Section 12.1, the Committee may provide in the agreement or other document evidencing an Award or otherwise that all or any portion of the taxes required to be withheld by the Company or, if permitted by the Committee, desired to be paid by the Participant, in connection with the exercise of a Nonqualified Option or the exercise, vesting, settlement or transfer of any other Award shall be paid or, at the election of the Participant, may be paid by the Company by withholding shares of the Company’s common stock otherwise issuable or subject to such Award, or by the Participant delivering previously owned shares of the Company’s common stock, in each case having a fair market value equal to the amount required or elected to be withheld or paid. Any such election is subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.

SECTION 13.    AMENDMENTS OR TERMINATION

(a)  The Board may amend, alter or discontinue this Plan or any agreement or other document evidencing an Award made under this Plan but, except as provided pursuant to the anti-dilution adjustment provisions of Section 10.2, no such amendment shall, without the approval of the stockholders of the Company:

(i)  increase the maximum number of shares of common stock of the Company for which Awards may be granted under this Plan;

(ii)  increase the Awards that may be granted under this Plan during any calendar year to any one Eligible Person;

(iii)  reduce the price at which Options may be granted below the price provided for in Section 6.2;

(iv)  reduce the exercise price of outstanding Options;

(v)  extend the term of this Plan;

(vi)  change the class of persons eligible to be Participants; or

(vii)  increase the number of shares that are eligible for non-Option Awards.

(b)  The Board or Committee may amend, alter or discontinue this Plan or any agreement or other document evidencing an Award made under this Plan but, except as provided pursuant to the anti-dilution adjustment provisions of Section 10.2, no such amendment shall impair the rights of any Participant under an Award, without the consent of the Participant, provided however, that no such consent shall be required if the Board or the Committee determines in its discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to diminish the benefits thereunder or that any diminution has been adequately compensated for.

SECTION 14.    COMPLIANCE WITH OTHER LAWS AND REGULATIONS

This Plan, the grant and exercise of Awards thereunder, and the obligation of the Company to sell, issue or deliver Shares under any Awards, shall be subject to all applicable federal, state and foreign laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or foreign law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. This Plan is intended to constitute an unfunded arrangement for a select group of management or other key employees and directors.

No Option shall be exercisable unless a registration statement with respect to the Option is effective or the Company has determined that such registration is unnecessary. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that suc registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 15.    NO RIGHT TO COMPANY EMPLOYMENT

Nothing in this Plan or as a result of any Award granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or its affiliates or interfere in any way with the right of the Company or its affiliates to terminate an individual’s employment at any time. The agreements or other documents evidencing Awards may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 16.    LIABILITY OF COMPANY

The Company and any affiliate of the Company which is in existence or hereafter comes into existence shall not be liable to a Participant, an Eligible Person or other persons as to:

(a)  the non-issuance or sale of Shares as to which the Company has been unable to obtain from any government or regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and

(b)  any tax consequence expected, but not realized, by any Participant, Eligible Person or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

SECTION 17.    EFFECTIVENESS AND EXPIRATION OF PLAN

This Plan shall be effective on the date the Company’s stockholders adopt this Plan; provided that if such approval by the stockholders of the Company is not forthcoming, all Awards previously granted under this Plan shall be void. No Awards shall be granted pursuant to this Plan more than 10 years after the effective date of this Plan.

SECTION 18.    NON-EXCLUSIVITY OF PLAN

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 19.    GOVERNING LAW

This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement or other document evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

Appendix B

Adopted April 24, 2001

STANDARD PACIFIC CORP.
CHARTER OF THE AUDIT COMMITTEE

This charter sets forth the authority and responsibility of the Audit Committee of the Board of Directors of Standard Pacific Corp. (the “Company”).

I.	PURPOSE AND AUTHORITY

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to the shareholders of the Company by:

•	Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

•	Overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company; and

•	Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policy.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities listed below in Section V of this Charter. Subject to any restrictions or limitations on the delegation of power and authority imposed by the provisions of the Delaware General Corporation Law and the Company’s Certificate of Incorporation and Bylaws, the Audit Committee shall have and may exercise all the powers and authority of the Board of Directors reasonably necessary or advisable for the Committee to effectuate its purpose and perform its responsibilities as set forth in this Section I and Section V of this Charter.

II.	COMPOSITION

The Audit Committee will be appointed annually to serve at the pleasure of the Board of Directors and will be comprised of not less than three Directors. The Board of Directors shall designate one member of the Committee to be Chair. Vacancies in the Audit Committee may be filled at any meeting of the Board of Directors.

Each member of the Audit Committee shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or outside services.

III. MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. Regular meetings of the Audit Committee may be held without call or notice at such times and places as the Audit Committee from time to time may fix. Special meetings of the Audit Committee may be called by the Chairman of the Audit Committee or by the Secretary of the Company when requested to do so by any two members of the Audit Committee or by the Company’s independent accountants. Notice shall be given in the same manner as notice of special meetings of the Board of Directors.

Any action required or permitted to be taken at any meeting of the Audit Committee may be taken without a meeting if consent in writing is given thereto by all members of the Audit Committee and such consent is filed with the minutes.

Minutes of the meetings of the Audit Committee will be prepared promptly by the Secretary of the Company or a delegate. The Secretary shall cause to be kept in the minute books of the Company the minutes of the meetings of the Audit Committee. These minutes shall be presented to the members of the Board of Directors from time to time for their information.

IV.	QUORUM

A majority of the members of the Audit Committee, but no fewer than two persons, shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. Any action of the Audit Committee to be effective must be authorized by the affirmative vote of a majority of the members thereof present and in any event shall require not less than two affirmative votes.

V.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Meet and Review Documents/Reports

1.	Review and update this Charter periodically, and not less than annually, as conditions warrant.

2.
Review with financial management and the independent accountants the Company’s annual financial statements and Annual Report on Form 10-K prior to its filing, including any certification, report, opinion or review rendered by the independent accountants with respect thereto.

3.
Review with financial management and the independent accountants each Quarterly Report on Form 10-Q of the Company prior to its filing. This review may be performed by the Chair or any other member of the Audit Committee to whom this responsibility has been delegated by the Chair or the Committee.

4.	Report through the Chair to the Board of Directors following meetings of the Audit Committee.

Independent Accountants

5.
Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

6.
On an annual basis, the Committee shall review and discuss with the independent accountants a formal written statement submitted by the accountants delineating all significant relationships the independent accountants have with the Company, services performed for the Company and fees charged to the Company to determine the independent accountants’ independence and objectivity.

7.
Review the performance of the independent accountants and recommend to the Board any discharge of the independent accountants when circumstances warrant. The independent accountants shall be ultimately accountable to the Audit Committee and the Board of Directors.

8.	Review with the independent accountants the degree to which leased employees were used in the performance of the independent accounts’ services.

Financial Reporting Processes

9.	In consultation with the independent accountants, review the integrity of the Company’ s financial reporting processes, both internal and external.

10.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.

11.	Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied to financial reporting.

12.	Consider and approve, if appropriate, major changes to the Company’s internal auditing and accounting principles and practices as suggested by the independent accountants or management.

13.
Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

14.
Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

15.	Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

16.	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

17.	Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

18.	Review with the Company’s counsel, legal compliance matters including securities laws compliance.

19.	Review with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

General

20.
Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation and Bylaws, and governing law as the Committee or the Board of Directors deems necessary or appropriate.

The Annual Meeting of Stockholders of

Standard Pacific Corp.

will be held at the
Four Seasons Hotel
690 Newport Center Drive
Newport Beach, California 92660

on

Wednesday, May 15, 2002
at 10:30 A.M., Local Time

DIRECTIONS:

FROM LOS ANGELES:    Take the 405 Freeway South to Jamboree Road and turn right. Proceed to San Joaquin Hills Road and turn left. Turn right onto Santa Cruz Drive. Turn left immediately into the hotel.

FROM SAN DIEGO:    Take the 5 Freeway North until the 405 Freeway junction. Take the 405 Freeway North to Jamboree Road and turn left. Proceed to San Joaquin Hills Road and turn left. Turn right onto Santa Cruz Drive. Turn left immediately into the hotel.

FROM JOHN WAYNE AIRPORT:    Follow the airport signs to MacArthur Boulevard and turn right. Proceed to Jamboree Road and turn right. Turn left onto San Joaquin Hills Road. Turn right onto Santa Cruz Drive. Turn left immediately into the hotel.

PROXY

STANDARD PACIFIC CORP.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR THE ANNUAL MEETING MAY 15, 2002

The undersigned, a stockholder of STANDARD PACIFIC CORP., a Delaware corporation (the “Company”), acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and the Annual Report to Stockholders; and, revoking any proxy previously given, hereby constitutes and appoints Stephen J. Scarborough, Andrew H. Parnes and Clay A. Halvorsen, and each of them, his, her or its true and lawful agents and proxies with full power of substitution in each, to vote the shares of common stock of the Company standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Four Seasons Hotel, 690 Newport Center Drive, Newport Beach, California, on Wednesday, May 15, 2002, at 10:30 A.M., local time, and at any adjournment thereof, on all matters coming before such meeting as set forth on the reverse hereof.

ANY STOCKHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR THE PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES FOR SUCH PROPOSAL AT THE MEETING, OR, IN THE CASE OF ELECTION OF DIRECTORS, FOR EACH OF THE LISTED NOMINEES. IF A BOX IS CHECKED, YOUR SHARES SHALL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE
OR
VOTE BY INTERNET OR TELEPHONE.

SEE REVERSE SIDE
< FOLD AND DETACH HERE <

The Annual Meeting of Stockholders of

Standard Pacific Corp.

Will be held at:

Four Seasons Hotel

690 Newport Center Drive

Newport Beach, California 92660

May 15, 2002

10:30 A.M., Local Time

Please mark your votes as in this example

☒

Unless otherwise specified, this proxy will be voted FOR the election of each nominee for director and FOR each other proposal of the Company listed below.

	FOR the nominees listed (except as marked to the contrary below	WITHHOLD AUTHORITY to vote for all nominees		2. Approval of an amendment to the 2001 Stock Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐
1. Election of Three Directors	☐	☐	Nominees: 01. Stephen J. Scarborough 02. Douglas C. Jacobs 03. Larry McNabb	3. The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting
To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) in the space provided below. ________________________________________________

Please check this box if you plan to attend the Annual Meeting.	☐

This proxy must be signed exactly as the stockholder name appears hereon. Executors, administrators, trustees, etc., should give their full title, as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

Signature

Signature
Dated:                          , 2002

< FOLD AND DETACH HERE <

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.eproxy.com/spf		1-800-435-6710
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
OR
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
			OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.